               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                 Media Services Group, Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                           MEDIA SERVICES GROUP, INC.
                               575 MADISON AVENUE
                               NEW YORK, NY 10022
                                 (917) 339-7134

                              -------------------

                                                                 January 7, 2005

Dear Stockholders:

    On behalf of the Board of Directors and management of Media Services Group, Inc. (the 'Company'), I cordially invite you to attend the Annual Meeting of Stockholders to be held on Monday, February 7, 2005, at 10:00 a.m., at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166.

    The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In addition, certain of the directors and executive officers of the Company will be present to respond to any questions that you may have.

    Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person, even if you have previously mailed in a proxy card.

    We look forward to greeting you at the meeting.

                                    Sincerely,

                                    Jeremy Barbera
                                    Chairman of the Board and
                                    Chief Executive Officer

                           MEDIA SERVICES GROUP, INC.
                               575 MADISON AVENUE
                            NEW YORK, NEW YORK 10022
                                 (917) 339-7134

                              -------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 7, 2005
                              -------------------

TO THE STOCKHOLDERS OF
MEDIA SERVICES GROUP, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the 'Annual Meeting') of MEDIA SERVICES GROUP, INC., a Nevada corporation (hereinafter 'MSGI' or the 'Company'), will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166 on February 7, 2005, at 10:00 a.m., for the following purposes:

    (1) Approve a management proposal to amend the Amended and Restated Articles of Incorporation to change the name of the Company from 'Media Services Group, Inc.' to 'MSGI Security Solutions, Inc.';

    (2) To elect one Class I director for a three-year term or until its successor is duly qualified and elected;

    (3) To consider a proposal to ratify and approve an amendment to the Company's 1999 Stock Option Plan to increase the number of shares authorized to be issued from 62,560 to 562,560 shares;

    (4) To consider a proposal to ratify and approve the issuance of two (2) stock option grants to acquire an aggregate of 20,000 shares to persons who became directors of the Company during the last fiscal year.

    (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on December 31, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of MSGI's common stock, par value $.01 per share, is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the Company's offices at 575 Madison Avenue, New York, NY 10022, during business hours for ten (10) days prior to February 7, 2005.

    Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted.

                                          By Order of the Board of Directors

                                          Alan I. Annex
                                          Alan I. Annex
                                          Secretary

New York, New York
January 7, 2005

--------------------------------------------------------------------------------
 YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                           MEDIA SERVICES GROUP, INC.
                               575 MADISON AVENUE
                            NEW YORK, NEW YORK 10022
                                 (917) 339-7134

                              -------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 7, 2005

                              -------------------

        APPROXIMATE MAILING DATE OF PROXY STATEMENT AND FORM OF PROXY --
                               JANUARY 11, 2005.

                          INFORMATION CONCERNING VOTE

GENERAL

    This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of MEDIA SERVICES GROUP, INC., a Nevada corporation, (hereinafter 'MSGI' or the 'Company') for use at the Annual Meeting of Stockholders to be held on February 7, 2005, at 10:00 a.m. and at any and all adjournments thereof (the 'Annual Meeting'), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York, 10166.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only stockholders of record of the Company's common stock, $.01 par value per share ('Common Stock'), at the close of business on December 31, 2004 (the 'Record Date'), will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock (the 'Common Stockholders') entitled to vote would be entitled to one vote for each share of Common Stock that they hold. As of the Record Date, the total number of Common Stock eligible to vote at the Annual Meeting was 1,666,262 shares.

REVOCABILITY OF PROXIES

    A stockholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use, by notice in writing to the Chief Executive Officer of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the stockholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted (1) FOR the proposal to change the name of the Company under the caption 'DIRECTOR'S PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO MSGI SECURITY SOLUTIONS, INC.' (2) FOR the election as directors of the nominees named below under the caption 'ELECTION OF DIRECTOR,' (3) FOR the proposal to ratify and approve an amendment to the Company's 1999 Stock Option Plan ('the 1999 Plan') to increase the number of options available by 500,000 options under the caption 'DIRECTORS PROPOSAL TO INCREASE NUMBER OF OPTIONS AVAILABLE UNDER THE 1999 PLAN' and (4) FOR the proposal to ratify and approve the issuance of two stock option grants to acquire an aggregate of 20,000 shares to persons who became directors of the Company during the last fiscal year under the caption 'DIRECTORS PROPOSAL TO ISSUE STOCK OPTIONS OUTSIDE OF THE 1999 PLAN.'

VOTING PROCEDURES

    The inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes, shall tabulate all votes. Broker non-votes arise in circumstances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers. The presence of a quorum for the Annual Meeting, defined here as a majority of the Common Stock issued and outstanding entitled to vote at the Annual Meeting, in person or by proxy, is required. Votes withheld from the director nominees, abstentions and broker non-votes will be counted in determining whether a quorum has been reached.

    Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. The proposal to change the name of the Company must be approved by a majority of the stockholders. Broker non-votes will be counted for any purpose in determining whether a matter has been approved. Director nominees must receive a majority of the votes cast at the meeting. The proposal to amend the amended and restated articles of incorporation in order to change the name of the Company must be approved by a majority of the stockholders. The proposal to ratify and approve the amendment to the Company's 1999 Stock Option Plan must be approved by a majority of the stockholders, in person or by proxy, at a meeting at which a quorum is present. The proposal to ratify and approve the issuance of two stock options grants must be approved by a majority of the stockholders, in person or by proxy, at a meeting at which a quorum is present.

                                  PROPOSAL ONE
         DIRECTORS' PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES
           OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO MSGI
                            SECURITY SOLUTIONS, INC.

    The Board of Directors proposes and recommends to the stockholders for their approval an amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company by replacing the first paragraph of Article I in its entirety to read:

    'The name of the corporation shall be `MSGI Security Solutions, Inc.'

    The stockholders' approval of the proposal to change the name of the Company includes granting the officers of the Company, each of them acting alone, the authority to take all such further actions as may be required to effectuate such change, including, but not limited to, the filing of a formal Certificate of Amendment to the Amended and Restated Articles of Incorporation on behalf of the Company with the Nevada Secretary of State's Office.

    Reasons for the proposed change

    On December 9, 2002, the Company completed its sale ('Northeast Operations Asset Sale') of substantially all of the assets relating to its direct marketing business held by certain of its wholly-owned subsidiaries, MKTG
Services -- Boston, Inc., MKTG Services -- New York, Inc. and MKTG Services -- Philly, Inc. to Automation Research, Inc. ('ARI'), an Ohio corporation and wholly-owned subsidiary of CBC Companies. On March 31, 2004, the Company completed its sale ('MKTG Teleservices Sale') of substantially all of the assets relating to its telemarketing and teleservices business held by a certain wholly-owned subsidiary, MKTG Teleservices, Inc. to SG&A Teleservices, Inc. As a result of the two sale transactions, the Company is no longer active in the direct marketing, database services or telemarketing and teleservices business sectors. On April 10, 2004, the Company completed its purchase of 51% of the stock of Future Developments America, Inc. ('FDA'), thus entering into a new business sector. FDA is active in the covert homeland security, public safety, intelligence, and surveillance sectors. On August 18, 2004, the company completed its acquisition of a 51% membership interest in Innalogic, LLC. ('Innalogic'), further expanding the Company's activities in the homeland security and public safety sectors. On December 1, 2004, the Company executed a Subscription Agreement which resulted in the acquisition of 4.5% of the Common Stock of Excelsa, S.p.A. , an Italian company specializing in the security industry. This further broadened the Company's participation in the new business. As a result of the prior divestures and subsequent recent acquisitions and investments, the name Media Services Group, Inc. no longer accurately represents the nature of the Company's business activities. It is proposed that the name be changed in order to more accurately reflect and represent to the public at large what the current business activities are.

    The Company intends to retain its current ticker symbol MSGI.

    In amending and restating the amended and restated Articles of Incorporation, the Company has also corrected certain typographical errors and made conforming changes to immaterial provision within the document. The Articles of Incorporation, as amended, are set forth in Annex A attached hereto.

    The general effect of the proposed change:

    Upon the effectiveness of the Certificate of Amendment to the Amended and Restated Articles of Incorporation as filed with the Nevada Secretary of State's Office, the Company shall be legally known as 'MSGI Security Solutions, Inc.' Accordingly, it will be necessary for the Company to reflect its name change on its stationary, bank accounts, domain name, etc., at an estimated cost of approximately $20,000.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' APPROVAL OF THE PROPOSAL TO AMEND ARTICLE I OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO 'MSGI SECURITY SOLUTIONS, INC.'

                                  PROPOSAL TWO
                              ELECTION OF DIRECTOR

    The Board of Directors presently consists of five directors and is divided into three classes. Each class of directors is elected annually, and each director in each class serves a three-year term. The term of the Company's Class I Directors will expire at this Annual Meeting.

    The nominee for the Class I director is John Gerlach. If elected, the nominee will serve the remainder of his three year term as member of the Board of Directors commencing the fiscal year ended June 30, 2004. The nominee is a member of the present Board of Directors. Mr. Gerlach has been nominated by Mr. J. Jeremy Barbera, Chairman and Chief Executive Officer. It is intended that each proxy received by the Company from Common Stockholders will be voted FOR the election, as director of the Company, of the nominee, unless authority is withheld by the stockholder executing the proxy. Shares may not be voted cumulatively. The person named below has been nominated by the Board of Directors on recommendation of its Governance and Nominating Committee. The nominee has consented to being nominated and to serve as a director of the Company if elected. If the nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why the nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' THE NOMINEE.

                                 PROPOSAL THREE
         DIRECTORS' PROPOSAL TO INCREASE IN THE AMOUNT OF STOCK OPTIONS
                         AVAILABLE UNDER THE 1999 PLAN

    On October 12, 2004, the board of Directors of the Company amended the 1999 Plan, to increase the number of shares available for grant of options under the 1999 Plan from 62,560 to 562,560 shares. A copy of the 1999 Plan, as amended, is set forth in Annex A to this Proxy Statement. The amendment to the 1999 Plan will not become effective unless it is approved by the holders of record of a majority of the shares of the Company's Common Stock. The 1999 Plan provides for the granting of stock options to the employees, officers, and consultants of the Company. Approximately 20 employees, officers and directors were eligible to participate in the 1999 Plan as of December 31, 2004. The Company is anticipating a material increase in the number of employees as a result of proposed and potential mergers and acquisitions. The Company wishes to increase the number of shares available under the 1999 Plan in order to provide authorized options to use in retaining key employees and attracting new employees as the Company continues to grow and develop. Except for the increase in the number of shares available for issuance thereunder, the 1999 Plan remains unchanged. The 1999 Plan is intended to assist the Company in securing and retaining key employees and directors by allowing them to participate in the ownership and growth of the Company through the grant of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code'), or non-qualified stock options to which Section 422 of the Code does not apply (collectively, the 'Options'). The granting of Options will serve as partial consideration for and give key employees, directors and consultants an additional inducement to remain in the service of the Company and will provide them with an increased incentive to work for the Company's success As of September 30, 2004, Options to purchase 55,000 shares of Common Stock had been reserved for exercise of options granted under the 1999 Plan, leaving 7,560 shares remaining available for the grant of Options under the 1999 Plan. As of September 30, 2004, no Options granted under the 1999 Plan had been exercised. Stockholder approval of the Board's amendment to the 1999 Plan is required within twelve months of the Board's approval of the amendment; however, the Company desires to obtain stockholder approval prior to granting any options over the current amount authorized and the amendment to the 1999 Plan will not become effective until approved by the requisite stockholder vote. The following discussion of the principle features and effects of the 1999 Plan, as amended, is qualified in its entirety by reference to the text of the 1999 Plan, as amended, set forth in Annex B attached hereto.

    The 1999 Plan currently provides for the issuance of options to purchase a maximum aggregate of 62,560 shares of the Common Stock (subject to adjustment for stock splits and other capital adjustments) and, as amended, will provide for the issuance of up to 562,560 shares. Options under the 1999 Plan may be issued to officers and key employees of the Company or directors, consultants, advisors, and other persons or entities providing goods or services to the Company (collectively, 'Grantees').

    In May 2004 the Company issued options to acquire an aggregate of 60,000 shares of its common stock. Such options, which were subsequently exercised in December 2004, were priced at approximately 200% of the then market price of the Company's common stock. At the time of the issuance of such options management of the Company believed that it had sufficient options available under the 1999 Plan to make such grant. Subsequently, the Company became aware that its internal calculation of the number of shares outstanding did not reflect one of its prior reverse stock splits and that it had issued more options than it had available under the 1999 Plan. In order to clear the necessary room under the 1999 Plan, so as to comply with the Qualitative Listing Requirements for Nasdaq SmallCap Market Issuers, which requires stockholder approval of the issuance of options, the Company obtained lock-up agreements from three officers and/or director's holding 52,500 options that had been issued under the 1999 Plan. The lock-ups provide that these officers cannot exercise these options unless this proposal number 3 is adopted. If this proposal number 3 is not adopted, such options will be cancelled. Accordingly, if this proposal number three is adopted 52,500 of such newly available options will be allocated to such pre-existing options

                    DURATION AND ADMINISTRATION OF THE PLAN

    The 1999 Plan will terminate on January 11, 2009, unless earlier terminated by resolution of the Board. The 1999 Plan may be amended from time to time by the Board, except that no amendment affecting the aggregate number of shares which may be issued under the 1999 Plan will be effective unless approved by a majority of stockholders in person or by proxy at a meeting of the stockholders at which a quorum is present. Neither termination nor any amendment of the 1999 Plan may alter or impair the rights or obligations of any person, without his or her consent, under any option theretofore granted pursuant to the 1999 Plan.

    The 1999 Plan is administered by the Compensation Committee of the Board of Directors (the 'Committee'), which consists of not less than two directors of the Company who are (i) 'non-employee directors' as defined in Rule l6b-3 under the Securities Exchange Act of 1934 and (ii) 'outside directors' as defined in the regulations of the Internal Revenue Service under Section 162(m) of the

Internal Revenue Code. The duties of the Committee include (i) the selection of grantees for grants of options, (ii) to interpret and construe the 1999 Plan to determine the number of shares covered by each option, the number of options which shall be treated as incentive stock options (in the case of options granted to employees) as described in section 422 of the Code ('ISOs'), the number of options which do not qualify as incentive stock options ('nonqualified options'), and the terms and conditions thereof; (iii) to adopt rules and regulations and to prescribe forms for the operation and administration of the 1999 Plan; and (iv) to take any other action not inconsistent with the provisions of the 1999 Plan that it may deem necessary or appropriate.

                         SECURITIES SUBJECT TO THE PLAN

    The stock to be offered and delivered under the 1999 Plan, pursuant to the exercise of an option, shall be shares of the Corporation's authorized common stock and may be unissued shares or reacquired shares, as the Committee may determine from time to time. The aggregate number of shares to be delivered currently under the 1999 Plan shall not exceed 62,560 shares and, if the proposed amendment is approved, shall not exceed 562,560 shares; except that in the event of stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments, the Committee must make an appropriate adjustment in the number and kind of shares subject to the 1999 Plan and each outstanding option thereunder, and the option price per share under each outstanding option. If any option expires without having been fully exercised, the shares with respect to which such option has not been exercised will be available for further options.

                                  OPTION PRICE

    The exercise price of the options shall be determined by the Committee. The exercise price for ISOs cannot be less than the fair market value of the stock subject to the option on the grant date (110% of such fair market value in the case of ISOs granted to a stockholder who owns more than 10% of the Company's Common Stock). The exercise price of a non-qualified option shall be fixed by the Committee at whatever price the Committee may determine in good faith. Unless the Committee determines otherwise, options generally have a 10-year term (or five years in the case of ISOs granted to a participant owning more than 10% of the total voting power of the Company's Common Stock).

                              EXERCISE OF OPTIONS

    Under the 1999 Plan, the Committee may grant options which are exercisable at any time before the expiration of ten years from the date such option is granted. All ISOs granted by the Company to any one person (under the 1999 Plan or otherwise) may not become exercisable in any calendar year for shares having an aggregate fair market value (determined as of the dates such incentive stock options were granted) exceeding $100,000.

    Upon termination of the Grantee's employment or association with the Company for any reason before the option has vested in full, then the unvested portion of the options will automatically terminate. After the date on which an option vests, if the Grantee's employment by or association with the Company is terminated for any reason, the option shall be exercisable for the lesser of
(i) three (3) months from the date of such termination or (ii) the balance of such options' term; except that if the Grantee dies or becomes disabled, the option must be exercised by the Grantee or, in the case of the death of a Grantee, by his heirs, legatees, or personal representatives, within a period equal to the lesser of twelve (12) months after the date of such termination or the termination date of the option. The Committee may, in specific cases, amend the termination provisions of options granted to employees if they determine it is in the best interest of the Company.

                  PAYMENT OF EXERCISE PRICE WITH COMPANY STOCK

    In addition to the methods of payment of the option exercise price in cash the Grantee may, at the discretion of the Committee, have the right to make payment by delivering to the Company shares of Common Stock having a total fair market value equal to the option exercise price, or a combination of cash and such shares having a total fair market value equal to the option exercise price. For this purpose, the fair market value of a share of Common Stock will be the closing bid price of the Common Stock on the trading date preceding the option exercise date, as such prices are reported on the Nasdaq National Market.

                           TRANSFERABILITY OF OPTIONS

    No option is transferable by the Grantee except by will or by the laws of descent and no option may be exercised during the Grantee's lifetime by any one other than the Grantee or by such Grantee's guardian or legal representative.

                               CHANGE IN CONTROL

    Unless otherwise provided in any option agreement, each outstanding option will vest and become immediately exercisable if there occurs any transaction or series of transactions which results in: (i) any person becoming a beneficial owner (as defined in Rule 13d-3 of the 1934 Act) of 51 percent or more of the combined voting power of the Common Stock, (ii) the commencement of a tender offer or exchange for the Common Stock unless such offer or exchange has been approved by the Board, (iii) the approval by the stockholders of a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive, or a plan for the sale, lease, exchange or other disposition of all or substantially all of the property or assets of the Company, or (iv) changes in the majority of the directors without the approval of the Board. The Committee, in its sole discretion, by giving written notice to all Grantees, may cancel, effective upon the date of the consummation of any such transaction, any option that remains unexercised on the effective date of such transaction. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after stockholder approval of such transaction. In addition, the Committee may, for any reason, accelerate the date on which any option may be exercised and may accelerate the vesting of any shares subject to any option or previously acquired by the exercise of any option.

                       ADJUSTMENTS RELATING TO SECURITIES

    The number and price of shares of Common Stock subject to options will be adjusted for certain stock splits, mergers, recapitalizations, consolidations, exchange of shares or for other capital adjustments or payment of stock dividends affecting the Company's capital structure. Any adjustment shall be conclusively determined by the Committee.

                        FEDERAL INCOME TAX CONSEQUENCES

    BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME TAX MATTERS. OPTIONEES AND RECIPIENTS OF OTHER AWARDS GRANTED UNDER THE PLAN DESCRIBED HEREIN ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS BEFORE EXERCISING AN OPTION OR DISPOSING OF ANY STOCK RECEIVED PURSUANT TO THE EXERCISE OF ANY SUCH OPTION. IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE INTERNAL REVENUE CODE AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

    Options granted under the 1999 Plan will be either ISOs or nonqualified options. For federal income tax purposes, assuming that the shares acquired by the holder of an ISO are not disposed of within two years from the date the option was granted or one year from the date the option was exercised, (i) the Company receives no deduction either upon the grant or the exercise of an ISO or upon a subsequent sale of the shares by the Grantee and (ii) the Grantee realizes no income for tax purposes either at the time of the grant or exercise of the ISO. Instead, the Grantee will realize income or loss only upon his or her subsequent sale of the option shares, and the Grantee's income, in the amount of any excess of the sale price over the option exercise price, will be taxed as long-term capital gain. If, however, the shares are disposed of within either of the two periods mentioned above, the tax consequences for the Company and the Grantee will be essentially as described below for nonqualified options.

    The recipient of a nonqualified option will not realize any taxable income upon the grant of the option. Upon exercise of such option, the Grantee will realize ordinary income in an amount generally measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price. The Company will be entitled to a deduction in the same amount as the ordinary income realized by the Grantee. Upon the sale of such shares, the Grantee will realize short-term or long-term capital gain or loss, depending upon the length of time the shares are held. Such gain or loss will be measured by the difference between the sale price of the shares and the market price of the shares on the date of exercise.

    The payment of the option exercise price by delivery of Common Stock of the Company would constitute a non-taxable exchange by the Grantee and would not affect the ISO status of the Common Stock issued upon the exercise of the option. However, if the Common Stock delivered in payment was previously acquired pursuant to the exercise of an ISO and had not been held for the requisite period (two years from the date of option grant and one year from the date of exercise), the exchange would constitute a premature disposition for purposes of the ISO holding period requirements. The tax consequences to the Company resulting from the payment of the option exercise price by the delivery of Common Stock will not be different from such consequences when payment is made in cash as described above.

    The affirmative vote of a majority of stockholders at a meeting at which a quorum is present, in person or by proxy, is required for the adoption of the amendment to the 1999 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE MARKETING SERVICES GROUP, INC. 1999 EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL FOUR
                   DIRECTORS' PROPOSAL TO ISSUE STOCK OPTIONS
                            OUTSIDE OF THE 1999 PLAN

    In March and April 2004 the Company issued options to acquire an aggregate of 20,000 shares of its common stock to Messrs. Stoller and Peters at the time each such person joined the Company's Board of Directors. Such options, which remain unvested by their original terms were issued with an exercise price equal to the then fair market value of the Company's common stock. At the time of the issuance of such options management of the Company believed that it had sufficient options available under the 1999 Plan to make such grant. Subsequently, the Company became aware that its internal calculation of the number of shares outstanding did not reflect one of its prior reverse stock splits and that it had issued more options than it had available under the 1999 Plan. In order comply with the Qualitative Listing Requirements for Nasdaq SmallCap Market Issuers, which requires stockholder approval of the issuance of options, the Company obtained lock-up agreements from Messrs Stoller and Peters which provide that they cannot exercise these options unless this proposal number 4 is adopted. If this proposal number 4 is not adopted, such options will be cancelled.

    The affirmative vote of a majority of stockholders at a meeting, at which a quorum is present, in person or by proxy, is required for the approval of the issuance of options outside of the 1999 Employee Stock Option Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ISSUANCE OF OPTIONS TO ACQUIRE 20,000 SHARES OF COMMON STOCK OUTSIDE OF THE 1999 EMPLOYEE STOCK OPTION PLAN.

BOARD OF DIRECTORS

    The following table sets forth certain information with respect to the Nominee and other directors of the Company:

NAME                                           AGE                   POSITION
----                                           ---                   --------
J. Jeremy Barbera............................  47    Chairman of the Board of Directors
                                                       (Class III), and Chief Executive
                                                       Officer
John T. Gerlach..............................  72    Director (Class I)
Seymour Jones................................  73    Director (Class II)
David Stoller................................  54    Director (Class III)
Joseph Peters................................  47    Director (Class II)

    The term of the Class I directors expire at the 2005 Annual Meeting of Stockholders. Class II directors are to be elected at the Annual Meeting for the fiscal year ended June 30, 2005. Class III directors are to be elected at the Annual Meeting for the fiscal year ended June 30, 2006. The Board has determined that John T. Gerlach, Seymour Jones and David Stoller meet the standard of independence under the rules of the NASDAQ Stock Market.

    Mr. Barbera has been Chairman of the Board and Chief Executive Officer since April 1997, and has served as Director and Officer since October 1996 when the Company acquired an operating business which he founded in 1987. Mr. Barbera pioneered the practice of database marketing for the live entertainment industry in the 1980's, achieving nearly one-hundred percent market share in New York. Under his leadership, MSGI originated the business of web-based ticketing in 1995 for Lincoln Center. In 1996, the company developed www.telecharge.com, the first online ticketing system for the Broadway market. MSGI became the dominant services provider in nearly every major entertainment market in the country. Their principal areas of concentration also included financial services, fundraising and publishing. Prior to founding MSGI, Mr. Barbera was a research scientist based at NASA/Goddard Space Flight Center, working on such missions as Pioneer Venus and the Global Atmospheric Research Program. Mr. Barbera has more than twenty years of experience in the areas of technology, marketing and database management. Mr. Barbera is a Physicist educated at NYU and MIT.

    Mr. Gerlach has been a Director of the Company since December 1997. Mr. Gerlach is the chairman of the Audit Committee, the chairman of the Governance and Nominating Committee and a member of the Compensation Committee of the Board of Directors. He is presently Senior Executive Professor of the graduate business program and an associate professor of finance at Sacred Heart University in Fairfield, CT. Previously, Mr. Gerlach was a Director in Bear Stearns' corporate finance department, with responsibility for mergers and financial restructuring projects; he was President and Chief Operating Officer of Horn & Hardart, supervising restaurant and mail order subsidiaries, including Hanover Direct; and he was the Founder and President of Consumer Growth Capital, a venture capital firm. Mr. Gerlach also serves as a director for Uno Restaurant Co.; SAFE Inc.; Cycergie (a French company); Akona Corp.; and the Board of Regents at St. John's University in Collegeville, MN.

    Mr. Jones has been a Director of the Company since June 1996. Mr. Jones is a member of the Audit Committee and the Governance and Nominating Committee. Since September 1993, Mr. Jones has been a professor of accounting at New York University. From April 1974 to September 1995, Mr. Jones was a senior partner of the accounting firm of PricewaterhouseCoopers L.L.P. Mr. Jones has over 40 years of public accounting experience including experience as an arbitrator and as an expert witness, particularly in the areas of fraud, mergers and acquisitions and accounting matters. Mr. Jones also functions as a consultant to Milberg Factors, CHF Industries, Dubilier & Co., and World Diagnostics, Inc. Mr. Jones also serves as a director for Reliance Bank.

    Mr. Peters has served as President of the Company since November 2004 and has served as a Director of the Company since April 2004. Mr. Peters served President George W. Bush as the Assistant Deputy Director for State and Local Affairs of the White House's Drug Policy Office. There his duties included supervision of the country's High Intensity Drug Trafficking Area (HIDTA) Program. Mr. Peters also served as the Drug Policy Office Liaison to the White House Office of Homeland Security. He also served the White House during the Clinton Administration, with responsibility to direct the nation's 26 HIDTAs, and managed an annual budget in excess of $250 million. Mr. Peters began his career as a State prosecutor when he joined the Pennsylvania Attorney General's office in 1983. He later served as a Chief Deputy Attorney General of the Organized Crime Section, and in 1989 was named the first Executive Deputy Attorney General of the newly created Drug Law Division. Currently, Mr. Peters consults to national and international law enforcement organizations on narco-terrorism and related intelligence and prosecution issues. Mr. Peters recently was honored as a Life Member of the Pennsylvania Chiefs of Police Association. He is an associate member of the Pennsylvania District Attorney's Association, and a member of the International Association of Chiefs of Police, where he sits on their Terrorism Committee.

    Mr. Stoller has served as a Director of the Company since March 2004, and is a member of the Audit Committee. He has been involved in public and private finance for the last 20 years. Mr. Stoller began his professional career as an attorney, and became partner and co-head of global finance for Milbank, Tweed, Hadley & McCloy, LLP, where he helped build one of the world's largest and most successful practices, participating personally in financings totaling more than $4 billion. In 1992, Mr. Stoller joined Charterhouse Group International, a large New York City-based private equity firm, as chairman of its Environmental Capital Group. In 1993, Mr. Stoller, through the Charterhouse Environmental Group, launched American Disposal Services, an integrated waste management company that ultimately acquired and consolidated, with $34 million in equity capital, more than 70 waste management companies. In 1998, Mr. Stoller left Charterhouse to launch Americana Financial Services, raising over $25 million in private equity capital. Mr. Stoller currently heads TransLoad America LLC, which is principally in the business of transloading and transporting waste materials by rail. Mr. Stoller holds a B.A. from the University of Pennsylvania, an M.A. from the Graduate Faculty of the New School for Social Research, and a J.D. from Fordham University School of Law. He is also a graduate of the Harvard Business School Advanced Management Program.

COMPENSATION OF DIRECTORS

    Information regarding the compensation of Directors in response to this section may be found in the Annual Report on Forms 10-K/A for the Fiscal Year ended June 30, 2004 ('Forms 10-K/A') included with this proxy and incorporated herein by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee during fiscal year 2004 were Seymour Jones, and John Gerlach. Mr. Jones was Chairman of the Committee. There were no compensation interlocks.

    Mr. Gerlach and Mr. Jones served as members of the Compensation Committee of the Company's Board of Directors during all of fiscal year 2004. None of such persons is an officer or employee, or former officer or employee of the Company or any of its subsidiaries.

    No interlocking relationships exist between the member of the Company's Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other Company, nor has any such relationship existed in the past.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDEES

    The Board of Directors held nine meetings during fiscal year 2004. The Board of Directors has a Compensation Committee, an Audit Committee, and a Governance and Nominating Committee. No member of the Board of Directors attended fewer than 75% of the meetings of the Board and of the committee of which he was a member.

    The Compensation Committee formulates the Company's policy on compensation of executive officers, reviews, approves and recommends to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto, and administers the Company's stock option plan. During fiscal year 2004, the members of the Compensation Committee were Messrs. Gerlach and Jones. The Compensation Committee held one meeting during fiscal 2004.

    The Audit Committee appoints the independent public accountants of the Company, reviews the scope and fees of the prospective annual audit, reviews the results thereof with the Company's independent public accountants, reviews compliance with existing major accounting and financial policies of the Company, reviews the adequacy of the financial organization of the Company, reviews management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices and reviews and approves (with the concurrence of a majority of the independent directors of the Company) transactions, if any, with affiliated parties. For fiscal 2003, the members of the Audit Committee were Messrs. Gerlach, Jones and Stoller. The Audit Committee held four meetings during fiscal 2004. The Board of Directors has previously adopted a written audit committee charter.

    The Governance and Nominating Committee considers candidates for the office of director of the Company, who are brought to its attention from whatever source, and recommends to the full Board the names of those persons, willing to serve, whom they believe will be in our overall best interest to have fill any available vacancy or vacancies. The Board of Directors has previously adopted a written governance and nominating committee charter. Stockholders who wish to propose qualified director candidates for consideration by the Governance and Nominating Committee may do so by sending the candidate's name, biographical data and qualifications in writing to: Governance and Nominating Committee Administrator, Media Services Group, Inc., 575 Madison Avenue, 10th Floor, New York, NY 10022. The Governance and Nominating Committee is comprised of two non-employee directors, Messrs. Gerlach and Jones. Messrs. Gerlach and Jones are deemed independent directors. The Governance and Nominating Committee held two meetings during fiscal 2004.

EXECUTIVE OFFICERS

    Information regarding the identity and compensation of Executive Directors of the Company may be found in the Forms 10-K/A included with this proxy and incorporated herein by reference.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Decisions regarding compensation of our executive officers are made by the Compensation Committee. In making decision on compensation, the Compensation Committee solicits and receives the recommendations of the Chief Executive Officer.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

    The Compensation Committee desires to set compensation at levels through arrangements that will attract and retain managerial talent desired by us, reward employees for past contributions and motivate managerial efforts consistent with corporate growth, strategic progress and the creation of stockholder value. The Compensation Committee believes that a mix of salary, incentive bonus and stock options will achieve those objectives.

RELATIONSHIP OF PERFORMANCE TO EXECUTIVE COMPENSATION

    The base salary of Mr. Barbera is set by terms of his employment agreement, which was negotiated to attract and retain him. The Compensation Committee believes this salary is competitive and represents a fair estimate of the value of the services rendered by Mr. Barbera.

                                          Respectively submitted,
                                          COMPENSATION COMMITTEE
                                          John T. Gerlach

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2004

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board is composed of the three non-employee directors, Messrs. Gerlach, Jones and Stoller, each of whom has been determined to be an `independent director' as that term is defined in the listing standard of the Nasdaq Stock Market. Further, the Company's Board of Directors has determined that Mr. Gerlach and Mr. Jones are both 'audit committee financial expert' (as defined by SEC rules and regulations).

    The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee's primary function is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to: (1) serve as independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent accountants; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, and the Board of Directors.

    The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2004 with the Company's management. The Audit Committee has discussed with Amper, Politziner & Mattia, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

    The Audit Committee has also received the written disclosures and the letter from Amper, Politziner & Mattia with respect to the fiscal year ended June 30, 2004 required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Amper, Politziner & Mattia with that firm.

    Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for filing with the SEC. The aggregate fees billed by the Company's independent auditor for the year ended June 30, 2004 were approximately $200,000. Of these fees, $107,000 was related to audit services and $93,000 was related to tax return preparation and filing services. The Audit Committee believes that the services performed by its independent auditor were compatible with maintaining its auditor's independence.

                                          Respectively submitted,
                                          AUDIT COMMITTEE
                                          John T. Gerlach, Chairman
                                          David Stoller
                                          Seymour Jones

                              INDEPENDENT AUDITORS

    During the fiscal year ended June 30, 2003, the Company made a change in independent auditors. Amper, Politziner & Mattia P.C. are the Company's independent auditors who reported on the financial statements of the Company for the fiscal years ended June 30, 2003 and 2004. PricewaterhouseCoopers LLP were formerly the Company's independent auditors who reported on the financial statements of the Company for the fiscal years ended June 30, 2002, 2001 and 2000. It is currently anticipated that Amper, Politziner & Mattia will be selected by the Board of Directors to examine and report on the financial statements of the Company for the year ending June 30, 2005.

STOCK PERFORMANCE GRAPH

    The graph below compares our cumulative total return, the Russell 2000 index and the Nasdaq Non-Financial index from June 30, 1999, through June 30, 2004. Total return is based on an assumed investment of $100 on June 30, 1999.

                                 [LINE GRAPH]

---------------------------------------------------------------------------
                                     6/99   6/00   6/01   6/02   6/03   6/04
---------------------------------------------------------------------------
MSGI...............................  100     17      3     .5     .2     36
---------------------------------------------------------------------------
Russell 2000.......................  100    113    112    100     97    129
---------------------------------------------------------------------------
Nasdaq Non-Financial...............  100    163     79     45     51     64
---------------------------------------------------------------------------

                  OTHER MATTERS ARISING AT THE ANNUAL MEETING

    The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment, pursuant to the discretionary authority granted to them in the proxy.

         STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATION OF DIRECTORS

    A stockholder of the Company who wishes to present a proposal for action at the Company's 2005 Annual Meeting of Stockholders must submit such proposal to the Company, and such proposal must be received by the Company, no later than July 31, 2005 in order to be considered as a proposal. Pursuant to our bylaws, any record stockholder who desires to submit a proposal for approval of our stockholders must deliver written notice to our Secretary no later than the close of business 60 days in advance of such meeting.

    Nominations for director, other than those made by our directors, must be contained in a written notice and be delivered to the Secretary of the Company not less than 60 days prior to any meeting at which the stockholders shall vote for nominees for directors. Such notice must include information about the nominee as required by our bylaws, information required under the rules of the Securities and Exchange Commission pertaining to a proxy statement, and the consent of each such nominee to serve as director, if elected. Nominations not made according to the foregoing procedures will be disregarded.

                        COST OF SOLICITATION OF PROXIES

    The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

                            HOUSEHOLDING OF PROXIES

    The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as 'householding,' potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers may household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

    Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement, by sending a written request to Media Services Group, Inc., 575 Madison Avenue, New York, NY 10022 or by calling 917-339-7134.

    If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Media Services Group, Inc., 575 Madison Avenue, New York, NY. 10022 or by calling 917-339-7134.

    If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company's annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Media Services Group, Inc., 575 Madison Avenue, New York, NY 10022 or by calling 917-339-7134.

                  CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

    Information regarding certain relationships and other transactions may be found in the Forms 10-K/A included with this proxy and incorporated herein by reference.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the 'Commission') and the NASDAQ National and Small Cap Market. Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 for the fiscal year ended June 30, 2004, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended June 30, 2004.

                         NO INCORPORATION BY REFERENCE

    In the Company's filings with the SEC, information is sometimes 'incorporated by reference.' This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the 'Audit Committee Report' and the 'Compensation Committee Report' specifically are not incorporated by reference into any other filings with the SEC.

    This proxy statement is sent to you as part of the proxy materials for the 2004 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of the Company's common stock.

                         ANNUAL REPORT TO STOCKHOLDERS

    The annual reports 10-K/A concerning the operations of the Company for the fiscal years ended June 30, 2004, including financial statements for such year, accompany this proxy statement. Such reports are not to be treated as part of these proxy soliciting materials.

                                          By Order of the Board of Directors

                                          Alan I. Annex
                                          Alan I. Annex
                                          Secretary

New York, New York
January 7, 2005

                                                                         ANNEX A

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                           MEDIA SERVICES GROUP, INC.

                 PURSUANT TO SECTIONS 78.403, 78.385 AND 78.390
                         OF THE NEVADA REVISED STATUTES

    The undersigned, the President and Secretary of Media Services Group, Inc. (the 'Corporation'), do hereby certify:

    The certificate of incorporation of the Corporation was originally filed with the office of the Secretary of State, of the State of Nevada, on December 4, 1919 under the name Bristol Silver Mines Company. The Corporation is currently filed with the office of the Secretary of State, of the State of Nevada under the name Media Services Group, Inc.

    That the Board of Directors (the 'Board of Directors') of the Corporation
adopted by resolution on the                 day of                  ,     that
the proposed amended and restated certificate of incorporation of the Corporation be further amended and restated and directed the proposed amendment and restatement be considered at the next annual meeting of the Shareholders (the 'Shareholders') entitled to vote.

    That at the annual meeting of the Shareholders of the Corporation held on February 7, 2005 the holders of greater than a majority of the outstanding shares of stock of the Corporation approved the adoption of the amended and restated articles of incorporation.

    That the text of the amended and restated certificate of incorporation, as restated and amended hereby, shall read in its entirety as follows:

                                   ARTICLE I

    The name of the corporation shall be MSGI SECURITY SOLUTIONS, INC.

                                   ARTICLE II

    The existence of the Corporation shall be perpetual.

                                  ARTICLE III

    The principal and general place of business of the Corporation shall be 575 Madison Avenue, New York, New York 10022, but business, financial and transfer offices may be established by the Board of Directors and business conducted at any place or places, and meetings of the Board of Directors may be held for the transaction of business of the Corporation at such place or places, outside of the State of Nevada or elsewhere within such state as the Board of Directors may by resolution by-laws provide.

                                   ARTICLE IV

    The purpose for which the Corporation is formed is to engage in any lawful activity. The Corporation shall have all powers authorized by Title 7, Chapter 78 of the Nevada Revised Statutes, as amended, except as otherwise provided in these articles of incorporation or any subsequent amendment hereto.

                                   ARTICLE V

    The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 75,150,000 shares which shall be divided into two classes as follows: (i) 18,750 shares of Preferred Stock (Preferred Stock) of the par value of $.01 per share, and (ii) 9,375,000 shares of Common Stock (Common Stock) of the par value of $.01 per share.

PREFERRED STOCK

    1. Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to dates from which dividends thereon may be cumulative. All series shall rank equally and be identical in all respects, except as permitted by the following provisions of Section 2 of this
Article V.

    2. The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as are not stated and expressed in these articles of incorporation or any subsequent amendment hereto, including determination of any of the following:

        (a) the distinctive serial designation and the number of shares constituting a series;

        (b) the dividend rate or rates, the payment date or dates for dividends, rights of cumulation and participating or other special rights or conditions, if any, with respect to dividends;

        (c) whether the shares shall be redeemable and, if so, the price or prices at which and the terms and conditions on which the shares may be redeemed;

        (d) the amount or amounts payable upon the shares in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation prior to any payment of distribution of the assets of the Corporation to any class or classes of stock of the Corporation junior in rank to the Preferred Stock;

        (e) whether the shares shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of shares of a series and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which the shares may be redeemed or purchased through the application of such fund; and

        (f) whether the shares shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rates or conditions of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange.

    3. Before any dividends on any class or classes of stock of the Corporation junior in rank to the Preferred Stock (other than dividends payable in shares of any class or classes of stock of the Corporation junior in rank to the Preferred Stock) shall be delivered or paid or set apart for payment, the holders of shares of Preferred Stock of each series shall be entitled to such cash dividends, but only when and as declared by the Board of Directors out of funds of the Corporation legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, payable on such date or dates in each year as may be fixed in such resolution or resolutions. Whenever dividends shall not have been paid, or declared and set apart for payment, upon all shares of Preferred Stock of each series, at the rate established by the resolution or resolutions adopted by the Board of Directors providing for the issue of each such series, such deficiency shall be cumulative and shall be paid, or declared and set apart for payment, before any dividends can be declared or paid on any class or classes of stock of the Corporation junior in rank to the Preferred Stock. Accumulations of dividends on the Preferred Stock shall not bear interest. The term 'class or classes of stock of the Corporation junior in rank to the Preferred Stock' shall mean the Common Stock and any other class or classes of stock of the Corporation hereafter authorized which shall rank junior to the Preferred Stock as to dividends or upon liquidation.

    4. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Preferred Stock of the Corporation shall be entitled to be paid or to have set apart for payment such sum or sums per share as shall be stated in the respective resolution or resolutions adopted by the Board of Directors providing for the issue of each series of Preferred Stock, together in each case with a sum equal to accrued and unpaid dividends, if any, at the rate of the dividends fixed therefor, to the date fixed for payment of such sum or sums, before any payment shall be made to the holders of the Common Stock. The voluntary sale, lease, exchange or transfer (for cash, shares of stock securities or other consideration) of all or substantially all of its property or assets to, or a consolidation or merger of the Corporation with, one or more Corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, for purposes of this Section 4.

COMMON STOCK

    1. Subject to the preferential rights of the Preferred Stock, the holders of the Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

    2. The holders of the Common Stock shall have the exclusive right to receive any dividends which may be declared payable in stock of the Corporation of any class or in property.

    3. In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amount to be distributed to the holders of shares of the Preferred Stock, holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, of whatever kind, available for distribution to Shareholders ratably in proportion to the number of shares of Common Stock held by them respectively.

    4. Except as may be otherwise required by law or these articles of incorporation, or any subsequent amendment hereto, the holders of Common Stock shall have one vote in respect of each share of stock held of record on the books of the Corporation and shall vote together, share for share, with the holders of the Preferred Stock as one class for the election of directors and upon all other matters voted upon by the Shareholders.

GENERAL PROVISIONS

    Unless otherwise determined by the Board of Directors, no holder, of share of the Corporation of any class shall, as such holder, have any right to subscribe for, purchase or receive any new or additional shares of (i) any stock of any class now or hereafter authorized, or any warrants, options, or other instruments that shall confer upon the holders thereof the right to subscribe for or purchase or receive from the Corporation any stock of any class which the Corporation may issue or sell, whether or not the same shall be exchangeable for any stock of the Corporation of any class, or (ii) any obligation which the Corporation may issue or sell that shall be convertible into or exchangeable for any shares of the capital stock of the Corporation of any class or to which shall be attached or appurtenant any options, or other instruments that shall confer upon the holders of such obligations, warrants, options or other instruments the right to subscribe for or purchase or receive from the Corporation any shares of its capital stock of any class or classes now or hereafter authorized.

                                   ARTICLE VI

    1. The members of the governing Board of the Corporation shall be styled directors, and the number of directors which shall constitute the whole Board shall be not less than three and not more than 15. Within the limits above specified, the number of directors of the Corporation shall be determined by resolution of the Board of Directors.

    2. The Directors shall be classified with respect to the time for which they severally hold office into three classes as nearly equal in number as possible, as shall be provided in the manner specified in the By-Laws of the Corporation, one class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 2007, another class previously elected for a term expiring at the annual meeting of shareholders to be held in 2005, and another class previously elected for a term expiring at the annual meeting of shareholders to be held in 2006, with each class to hold office until its successor is elected and qualified. At each annual meeting of the Shareholders of the Corporation, the successors of the class of Directors whose terms expire at the meeting shall be elected to hold office for a term

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expiring at the annual meeting of Shareholders held in the third year following the year of their election.

    3. Notwithstanding anything contained in these articles of incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article VI.

                                  ARTICLE VII

    The majority of the directors elected and qualified shall form a quorum and be authorized to transact the business and exercise the corporate powers of the Corporation.

                                  ARTICLE VIII

    The private property of the Shareholders shall not be liable for any of the debts, liabilities or obligations of the Corporation.

                                   ARTICLE IX

    The capital stock, after the amount of the subscription price, or par value, has been paid in, shall be and remain nonassessable.

                                   ARTICLE X

    Directors and officers of the Corporation shall not be personally liable to the Corporation or its Shareholders for damages for breach of fiduciary duty as a director or officer, except for (i) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law; or (ii) the payment of dividends in violation of the provisions of Chapter 78 of the Nevada Revised Statutes. If the Nevada Revised Statutes are amended after approval by the Shareholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the full extent permitted by the Nevada Revised Statutes, as so amended.

    Any repeal or modification of all or any portion of the provisions of this Article by the Shareholders of the Corporation shall not adversely effect any right or protection of a director of officer of the Corporation with respect to any acts or omissions occurring prior to the time of such repeal or modification.

    The provisions of this Article shall not be deemed to limit or preclude indemnification of a director or officer by the Corporation for any liability of a director or officer which has not been eliminated by the provisions of this Article.

                                   ARTICLE XI

    (a) Shareholder nomination of director candidates and introduction of business. Advance notice of Shareholder nominations for the election of directors and advance notice of business to be brought by Shareholders before a meeting of Shareholders shall be given in the manner provided in the by-laws of the Corporation.

    (b) Newly created directorships and vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of at least a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent, director.

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    (c) Removal. Any director may be removed from office, with or without cause, only, by the affirmative vote of the holders of at least 75% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

    (d) Amendment, repeal or alteration. Notwithstanding anything contained in these Articles of incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article XI.

                                  ARTICLE XII

    Any action required or permitted to be taken by the Shareholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Annual and special meetings of Shareholders of the Corporation may be called only by the Chairman of the Board or by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors. Notwithstanding anything contained in these articles of incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article XII.

                                  ARTICLE XIII

    The Board of Directors shall have power to make, alter, amend and repeal the by-laws of the Corporation (except insofar as the by-laws of the Corporation adopted by the Shareholders shall otherwise provide). Any by-laws made by the directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the Shareholders. Notwithstanding the foregoing and anything contained in these articles of incorporation to the contrary, neither
Section 1, 2, 8, or 9 of Article II, nor Section 1 or 2 of Article III, of the by-laws shall be altered, amended or repealed without the affirmative vote of the holders of at least 75% of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, except to renumber the Article and Section designations thereof. Notwithstanding anything contained in these articles of incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal this Article XIII.

                                  ARTICLE XIV

    1. In addition to any vote of the Shareholders otherwise required by law or by the terms of any other article of these articles of incorporation, the adoption or authorization of a 'Business Combination' (as hereinafter defined) with any 'Other Entity' (as hereinafter defined) shall require the affirmative vote or consent of the holders of shares representing at least 75% of the outstanding shares of stock of the Corporation entitled to vote in elections of directors (other than shares the holders of which are entitled to vote in elections of directors only upon the happening of an event, such as a default in the payment of dividends), considered for the purposes of this Article XIV as one class (the 'Voting Stock'), and the affirmative vote or consent of the holders of shares representing at least a majority of the Voting Stock of which the Other Entity is not the 'Beneficial Owner' (as hereinafter defined), directly or indirectly (such 75% vote and majority vote are hereinafter collectively referred to as the 'Business Combination Special Vote'), if, as of the record date (the 'Record Date') for the determination of Shareholders of the Corporation entitled to notice of and to vote on or consent to the Business Combination, the Other Entity is the Beneficial Owner, directly or indirectly, of at least 10% of the Voting Stock; provided that such Business Combination Special Vote shall not be applicable if all of the following conditions are met:

        (a) The cash, or 'Fair Market Value' (as hereinafter defined) of other consideration, to be received per share by common Shareholders of the Corporation in such Business Combination:

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           (i) is not less than the highest per share price (including brokerage commissions, soliciting dealers, fees, and transfer taxes) paid by such Other Entity in acquiring any share of the Corporation's Common Stock,

           (ii) is not less than the highest market price of the Corporation's Common Stock (A) during the thirty trading days immediately prior to the public announcement of such Business Combination and (B) during the thirty trading days immediately prior to the public announcement or the commencement, whichever occurs first, of the acquisition of any Voting Stock by such Other Entity,

           (iii) is not less than the primary earnings (including extraordinary gains but excluding extraordinary losses) per share of Common Stock of the Corporation for the four full consecutive fiscal quarters, or for the last fiscal year reported, whichever is higher, immediately preceding the Record Date, multiplied by the 'Price-Earnings Multiple' (as hereinafter defined), and

           (iv) bears the same or a greater percentage relationship to (A) the highest market price of the Corporation's Common Stock during the thirty trading days immediately prior to the public announcement of such Business Combination as (B) the highest per share price (including brokerage commissions, soliciting dealers, fees, and transfer taxes) that such Other Entity has previously paid for any share of the Corporation's Common Stock bears to (C) the lowest market price of the Common Stock of the Corporation during the thirty trading days immediately prior to the public announcement or the commencement, whichever occurs first, of the acquisition of any Voting Stock by such other Entity;

        (b) The consideration to be received per share by common Shareholders of the Corporation in such Business Combination shall be the same form and type of consideration, whether it be cash, other property, or securities, as such Other Entity has previously paid for shares of Common Stock. If the Other Entity has paid for shares of Common Stock with varying forms and types of consideration, the form and type of consideration shall be the form and type which the Other Entity used to acquire the largest percentage of the Common Stock of the Corporation acquired by it before the Record Date. For purposes of this Section 1(b), a security shall be of the same form and type as another security if and only if they are both of the same class and series and both have identical rights;

        (c) The cash, or Fair Market Value of other consideration, to be received per share by holders of each series of Preferred Stock of the Corporation in such Business Combination:

           (i) is not less than the highest per share price (including brokerage commissions, soliciting dealers, fees, and transfer taxes) paid by such Other Equity in acquiring any share of such series of Preferred Stock of the Corporation,

           (ii) is not less than the highest market price of such series of Preferred Stock of the Corporation (A) during the thirty trading days immediately prior to the public announcement of such Business Combination and (B) during the thirty trading days immediately prior to the public announcement or the commencement, whichever occurs first, of the acquisition of any Voting Stock by such Other Entity,

           (iii) bears the same or a greater percentage relationship to (A) the highest market price of such series of Preferred Stock of the Corporation during the thirty trading days immediately prior to the public announcement of such Business Combination as (B) the highest per share price (including brokerage commissions, soliciting dealers, fees, and transfer taxes, that such Other Entity has previously paid for any share of such series of Preferred Stock of the Corporation bears to (C) the lowest market price of such series of Preferred Stock of the Corporation during the thirty trading days immediately prior to the public announcement or the commencement, whichever occurs first, of the acquisition of any Voting Stock by such Other Entity,

           (iv) bears the same or a greater percentage relationship to (A) the highest market price of such series of Preferred Stock of the Corporation during the thirty trading days immediately prior to the public announcement or the commencement, whichever occurs first, of the

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       acquisition of any Voting Stock by such Other Entity as (B) the minimum price of the Common Stock of the Corporation determined pursuant to the provisions of Section 1(a) of this Article XIV bears to (C) the lowest market price of the Common Stock of the Corporation during the thirty trading days immediately prior to the public announcement or the commencement, whichever occurs first, of the acquisition of any Voting Stock by such Other Entity, and

           (v) is not less than the highest preferential amount per share to which the holders of such series of Preferred Stock of the Corporation are entitled in the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary;

        (d) The consideration to be received per share by holders of each series of Preferred Stock of the Corporation in such Business Combination shall be the same form and type of consideration, whether it be cash, other property, or securities, as such Other Entity has previously paid for shares of such series of Preferred Stock, if any. If the Other Entity has paid for shares of such series of Preferred Stock with varying forms and types of consideration, the form and type of consideration shall be the form and type which the Other Entity used to acquire the largest percentage of such series of Preferred Stock of the Corporation acquired by it before the Record Date. For purposes of this Section 1(d), a security shall be of the same form and type as another security if and only if they are both of the same class and series and both have identical rights. If such Other Entity has not previously paid for any shares of a series of Preferred Stock, the consideration to be received per share by the holders of such series in the Business Combination shall be of the same form and type as the consideration to be received by the common Shareholders as determined pursuant to Section 1(b) of this Article XIV;

        (e) After such Other Entity has acquired 10% of the Voting Stock and prior to the consummation of such Business Combination: (i) the Corporation's Board of Directors shall have included at all times representation by 'Continuing Directors' (as hereinafter defined) at least proportionate to the Voting Stock of the Corporation not held by such Other Entity (with a Continuing Director to occupy any resulting fractional board position), (ii) such Other Entity shall not have acquired any newly issued or treasury shares of stock, directly or indirectly, from the Corporation,
    (iii) except as may have been approved by a unanimous vote of the entire Board of Directors, there shall have been no reduction in the annual rate of dividends paid on the Corporation's Common Stock except as necessary to reflect any subdivision of the Corporation's Common Stock, and there shall have been an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization, or any similar transaction which has the effect of reducing the number of outstanding shares of the Corporation's Common Stock, and (iv) such Other Entity shall not have become the Beneficial Owner of any additional shares of Voting Stock except as part of the transaction which results in such Other Entity becoming the Beneficial Owner of 10% of the voting Stock;

        (f) After such Other Entity has acquired 10% of the Voting Stock and prior to, in anticipation of, or in connection with, such Business Combination, such Other Entity shall not have (i) received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges, or other financial assistance or any tax credits or other tax advantages provided by the Corporation,
    (ii) received the benefit, directly or indirectly, of the extension of trade terms by the Corporation which are less favorable to the Corporation than those made available to a majority of the Corporation's customers for similar products, or (iii) except as may have been approved by a unanimous Vote of the entire Board of Directors, made any major change in the Corporation's business or equity capital structure; and

        (g) A proxy statement responsive to the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules, or regulations) shall be mailed to public Shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination for the purpose of soliciting stockholder approval of such Business Combination.

    The provisions of this Article XIV shall also apply to a Business Combination with any Other Entity which at any time has been the Beneficial Owner, directly or indirectly, of at least 10% of the

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Voting Stock of the Corporation, notwithstanding the fact that such Other Entity has reduced its holdings of the Voting Stock below 10%, if, as of the Record Date, such Other Entity is an 'Affiliate' (as hereinafter defined) of the Corporation.

    2. In addition to any vote of the Shareholders otherwise required by law or by the terms of any other article of these Articles of incorporation, the adoption or authorization of a 'Reclassification' (as hereinafter defined) shall require the affirmative vote or consent of the holders of shares representing at least 75% of the outstanding shares of the Voting Stock, and the affirmative vote or consent of the holders of shares representing at least a majority of the Public Voting Stock (as hereinafter defined) (such 75% vote and majority vote are hereinafter collectively referred to as the 'Reclassification Special Vote'), if as of the record date for the determination of Shareholders of the Corporation entitled to notice of and to vote on or consent to the Reclassification, there exists at least One Other Entity (a 'Principal Entity') with which a Business Combination would require the Business Combination Special Vote.

    3. For purposes of this Article XIV

        (a) The term 'Other Entity' shall include (i) any Corporation, person, or other entity and (ii) any other Corporation, person, or other entity
    (A) with which the Corporation, person, or other entity referred to in clause 3(a)(i) above or its (or his or her) Affiliate or 'Associate' (as hereinafter defined) has any agreement, arrangement, or understanding, directly or indirectly, for the purpose of acquiring, holding, voting, or disposing of stock of the Corporation or (B) which is an Affiliate or Associate of the Corporation, person, or other entity referred to in clause 3(a)(i) above or of the other Corporation, person, or other entity referred to in clause 3(a)(ii)(A) above; provided, however, that no employee plan of the Corporation available to all employees of the Corporation on a nondiscriminatory basis shall be, or shall be included in, an Other Entity unless such employee plan is utilized in a plan to transfer Voting Stock to a Principal Entity (other than itself);

        (b) The terms 'Affiliate' and 'Associate' shall be defined as those terms which are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, together with the successors and assigns thereof in any transaction or series of transactions which need not be registered under the Securities Act of 1933;

        (c) An Other Entity shall be deemed to be the 'Beneficial Owner' of any shares of stock of the Corporation (i) which the Other Entity has the right to acquire either immediately or at some future date pursuant to any agreement, upon exercise of rights, warrants, or options, upon conversion of convertible securities, or otherwise, (ii) of which the Other Entity would be deemed to be the beneficial owner under Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, or (iii) as to which the Other Entity receives benefits substantially equivalent to ownership;

        (d) In computing percentage ownership for purposes of this Article XIV with respect to any Corporation, person, or other entity which is or may be an Other Entity or included in an Other Entity, the outstanding shares of any class of stock of the Corporation shall include shares deemed owned by such Corporation, person, or other entity through application of Section 3(c) of this Article XIV, but shall not include any other shares which may be issuable either immediately or at some future date pursuant to any agreement, upon exercise of rights, warrants, or options, upon conversion of convertible securities, or, otherwise;

        (e) The term 'Business Combination' shall mean

           (i) any merger or consolidation of the Corporation or any of its Affiliates with any other Corporation or the merger of any other Corporation into the Corporation or any of its Affiliates,

           (ii) any sale, lease, exchange, loan, distribution, dividend (whether or not liquidating), or other disposition of, or any series of related sales, leases, exchanges, loans, distributions, dividends (whether or not liquidating), or other dispositions of, all or a 'Substantial Part' (as hereinafter defined) of the assets of the Corporation or of any of its Affiliates to or with any other Corporation, person, or other entity, or

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           (iii) any sale, lease, exchange, loan, distribution, dividend
       (whether or not liquidating), or other disposition to the Corporation or any of its Affiliates of any assets, cash, securities, or other consideration of any other Corporation, person, or entity in exchange for securities of the Corporation or of any of its Affiliates, or the transfer to any other Corporation, person, or other entity of securities of the Corporation or of any of its Affiliates by the Corporation or any of its Affiliates for no consideration;

        (f) The term 'Reclassification' shall mean (i) any reclassification of securities (including any reverse stock split), recapitalization, reorganization, issuer tender offer, purchase of shares by the Corporation or by any of its Affiliates, exchange offer by the Corporation or by any of its Affiliates, or any other transaction designed to reduce materially, or having the effect of reducing materially, the percentage of Voting Stock which is Public Voting Stock or (ii) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation;

        (g) The term 'Continuing Director' shall mean a director of the Corporation who was a member of the Board of Directors of the Corporation on October 1, 1988, or a director of the Corporation designated (whether before or after election as a director) to be a Continuing Director by a majority of the Continuing Directors; and

        (h) The term 'Public Voting Stock' shall mean Voting Stock of which a Principal Entity is not the Beneficial Owner, directly or indirectly.

        (i) In the event of a Business Combination in which the Corporation is the surviving Corporation, the term 'other consideration to be received' as used in Section l(a) of this Article XIV shall include the shares of Common Stock of the Corporation retained by the holders of such shares and as used in Section 1(c) of this Article XIV with respect to any series Preferred Stock shall include the shares of such series of Preferred Stock of the Corporation retained by the holders of such shares.

        (j) The term 'Price-Earnings Multiple' shall be defined as the higher of

           (i) the highest price earnings multiple (if any) of the Other Entity as reported in The Wall Street Journal or, if not so reported, then as would be customarily computed and reported in the financial community, on any day within three years preceding the Record Date (if more than one Corporation, person, or other entity is included in the Other Entity, the Price-Earnings Multiple (if any) of the Other Entity on any day shall be the Price-Earnings Multiple (if any) of that Corporation, person, or other entity included in the Other Entity that has the highest Price-Earnings Multiple on that day), and

           (ii) the highest price earnings multiple of the Common Stock of the Corporation as reported in The Wall Street Journal or, if not so reported, then as would be customarily computed and reported in the financial community, on any day within three years preceding the Record Date; and

        (k) the 'Fair Market Value' of an item that is traded and regularly quoted in an established market shall be the average market price during the twenty trading days immediately preceding the date as or which Fair Market Value is being determined and the 'Fair Market Value' of an item that is not so traded and quoted shall be determined by a majority of the Continuing Directors (which determination shall be conclusive and binding).

        (l) The 'market price' of a security at any date shall mean the last reported sale price regular way on such date or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices regular way on such date, in either case on the principal national securities exchange on which the security is admitted to trading or listed if that is the principal market for the security or if not listed or admitted to trading on any national securities exchange or if such national securities exchange is not the principal market for the security, the average of the closing bid and asked prices as reported by the NASDAQ System or its successor, if any. If the price of the security is not so reported, then such market price shall mean the last known price paid per share by a purchaser of such security in an arms-length transaction or such other amount as shall be determined by a majority of the Continuing Directors (which determination shall be conclusive and binding).

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    4. A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Article XIV on the basis of information known to them (which determination shall be conclusive and binding):

        (a) Whether any Other Entity is the Beneficial Owner of at least 10% of the voting Stock;

        (b) Whether any Corporation, person, or other entity is an Affiliate or Associate of another, or has any agreement, arrangement, or understanding with another;

        (c) Whether any proposed sale, lease, exchange, loan, distribution, dividend, or other disposition of assets is part of a series of related sales, leases, exchanges, loans, distributions, dividends, or other dispositions of assets;

        (d) Whether any proposed sale, lease, exchange, loan, distribution, dividend, or other disposition of, or any series of related sales, leases, exchanges, loans, distributions, dividends, or other dispositions of, part of the assets of the Corporation or of any of its Affiliates involves a 'Substantial Part' of the assets of the Corporation or of such Affiliate, provided that assets of the Corporation or of any of its Affiliates having an aggregate Fair Market Value of more than 10% of the total consolidated assets of the Corporation and its consolidated Affiliates taken as a whole shall always be deemed to constitute a 'Substantial Part' of the assets of the Corporation or of such Affiliate; and

        (e) Such other interpretative questions as may arise from time to time under the provisions of this Article XIV.

    5. This Article XIV may not be amended or rescinded except with a Reclassification Special Vote, provided that, to the extent permitted by law, this Section 5 shall not apply to, and a Reclassification Special Vote shall not be required for, any such amendment or rescission unanimously recommended to the Shareholders by the Continuing Directors.

    6. Anything in this Article XIV to the contrary notwithstanding, the Business Combination Special Vote shall not be required to approve any Business Combination, and the Reclassification Special Vote shall not be required to approve any Reclassification, unanimously approved by the Continuing Directors.

    7. Nothing contained in this Article XIV shall be construed to relieve any Other Entity or any director of the Corporation from any fiduciary obligation imposed by law.'

    In witness whereof, we have hereunto set our hands and seals this   day of
          ,     .

                                          MEDIA SERVICES GROUP, INC.

                                          By
                                             -----------------------------------
                                                      J. Jeremy Barbera
                                                 Chief Executive Office and
                                                    Chairman of the Board

ATTEST:

By
   -----------------------------------
              Alan I. Annex
                Secretary

                                      A-10





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STATE

                              ss.:

COUNTY OF

    On this    day of             , 2005, personally appeared before me, a
Notary Public, J. JEREMY BARBERA, as President of MSGI Security Solutions, Inc., who acknowledged that he executed the foregoing Amended and Restated Articles of incorporation on behalf of said Corporation.

                                          ______________________________________
                                                      NOTARY PUBLIC


STATE

                              ss.:

COUNTY OF

    On this    day of             , 2005, personally appeared before me, a
Notary Public, ALAN I. ANNEX, as Secretary of MSGI Security Solutions, Inc., who acknowledged that he executed the foregoing Amended and Restated Articles of incorporation on behalf of said Corporation.

                                          ______________________________________
                                                      NOTARY PUBLIC

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                                                                         ANNEX B

                         MARKETING SERVICES GROUP, INC.
                        1999 INCENTIVE AND NONQUALIFIED
                               STOCK OPTION PLAN

1. PURPOSE

    The purpose of this Stock Option Plan (the 'Plan') is to retain and attract key employees (which term, as used herein, shall include officers), and directors, of Marketing Services Group, Inc. (or any successor thereto) ('MSGI') or a parent (if any) or any subsidiary thereof (collectively, unless the context otherwise requires, the 'Company'), consultants, and advisors to the Company, and other persons or entities providing goods or services to the Company by enabling them to acquire a proprietary interest in the Company through the ownership of shares of the Corporation's common stock, $.01 par value per share ('Share'). As used herein, the term 'parent' or 'subsidiary' shall mean any present or future Company which is or would be a 'parent Company' or 'subsidiary Company' of the Company as the term is defined in section 424 of the Internal Revenue Code of 1986, as amended (the 'Code') (determined as if the Company were the employer Company). Such directors, consultants, advisors, and other persons or entities providing goods or services to the Company and entitled to receive options hereunder are hereinafter collectively referred to as the 'Associates,' and the relationship of the Associates to the Company is hereinafter referred to as 'association with' the Company. A key employee or Associate to whom an option has been granted is referred to as a 'Grantee.' Such ownership will provide such Grantees with a more direct stake in the future welfare of the Company and encourage them to remain employed by or associated with the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment or association with the Company.

2. ADMINISTRATION

    (a) The Plan shall be administered by the Compensation Committee of the Company as from time to time constituted (the 'Committee').

    (b) The Committee shall consist of not less than two persons appointed by the Board of Directors of MSGI (the 'Board') from among its members. A person may serve on the Committee only if he or she (i) is a 'Non-employee Director' for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the '1934 Act'), and (ii) satisfies the requirements of an 'outside director' for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the 'Code'). The Committee may, subject to the provisions of the Plan, from time to time establish such rules and regulations and delegate such authority to administer the Plan as it deems appropriate for the proper administration of the Plan, except that no such delegation shall be made in the case of awards intended to be qualified under Section 162(m) of the Code. The decisions of the Committee or its authorized delegatees shall be final, conclusive, and binding with respect to the interpretation and administration of the Plan and any grant made under it.

    (c) Subject to the terms and conditions of the Plan, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority to
(i) interpret and construe the Plan and to determine the terms of all options granted pursuant to the Plan, including, but not limited to, the persons to whom, and the time or times at which grants shall be made, the number of options to be included in the grants, the number of options which shall be treated as incentive stock options (in the case of options granted to employees) as described in section 422 of the Code, the number of options which do not qualify as incentive stock options ('nonqualified options'), and the terms and conditions thereof; (ii) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and (iii) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

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3. ELIGIBILITY AND PARTICIPATION

    (a) Key employees and Associates are eligible to receive options. Each option shall be granted, and the number of Shares and the vesting schedule of such Shares subject thereto shall be determined by the Committee.

    (b) Directors who are not officers of the Company shall receive, on an annual basis on the last trading day of each June starting June 1999, stock options for 10,000 Shares, at an exercise price equal to the fair market value of the stock on the date of grant, and such options shall vest immediately upon grant. The fair market value shall be determined in accordance with Section 8 hereof.

    (c) Notwithstanding subsection 5(a), the Committee may grant options to a person not then in the employ of the Company, in order to induce such person to become employed by the Company, provided that the grant of options to such person shall be conditioned upon such person becoming an employee at, or prior to, the time of execution of an Option Agreement evidencing such Options, and in no event shall any such person have any rights with respect to Options granted pursuant to the Plan prior to becoming an employee.

4. SHARES SUBJECT TO THE PLAN

    (a) Options shall be evidenced by written agreements, the form of which shall be approved by the Committee, which shall, among other things
(i) designate the option as either an incentive stock option or a nonqualified stock option, (ii) specify the number of shares covered by the option;
(iii) specify the exercise price, determined in accordance with paragraph 7 hereof, for the Shares subject to the option; (iv) specify the option period determined in accordance with paragraph 6 hereof; (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and
(vi) contain such other terms and conditions consistent with the Plan as the Committee may, in its discretion, prescribe.

    (b) The Shares to be offered and delivered under the Plan, pursuant to the exercise of an option, shall be authorized and unissued Shares or reacquired Shares, as the Committee may from time to time determine. Subject to adjustment as provided in paragraph 13 hereof, the aggregate number of Shares to be delivered under the Plan shall not exceed 3,000,000 Shares. If an option expires or terminates for any reason during the term of the Plan prior to the exercise thereof in full, the Shares subject to but not delivered under such option shall be available for options thereafter granted.

5. INCENTIVE STOCK OPTIONS

    (a) An option designated by the Committee as an 'incentive stock option' is intended to qualify as an 'incentive stock option' within the meaning of section 422 of the Code. An incentive stock option shall be granted only to an employee of the Company.

    (b) No incentive stock option shall provide any person with a right to purchase Shares to the extent that such right first becomes exercisable during a prescribed calendar year and the sum of (i) the fair market value (determined as of the date of grant) of the Shares subject to such incentive stock option which first become available for purchase during such calendar year, plus (ii) the fair market value (determined as of the date of grant) of all Shares subject to incentive stock options previously granted to such person under all plans of the Company first become available for purchase during such calendar year exceeds $100,000.

    (c) Without prior written notice to the Committee, a Grantee may not dispose of Shares acquired pursuant to the exercise of an incentive stock option until after the later of (i) the second anniversary of the date on which the incentive stock option was granted, or (ii) the first anniversary of the date on which the Shares were acquired; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in section 422(c)(3) of the Code, shall not be deemed to be such a disposition. The Grantee shall make appropriate arrangements with the Company for any taxes which the Company is obligated to collect in connection with any disposition of Shares acquired pursuant to the exercise of an incentive stock option, including any Federal, state or local withholding taxes.

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    (d) Should Section 422 of the Code be amended during the term of the Plan, the Committee may modify the Plan consistently with such amendment.

6. TERM OF OPTION PERIOD

    The term during which options may be granted under the Plan shall expire on January 11, 2009 and the option period during which each option may be exercised shall, subject to the provisions of paragraph 12 hereof, expire no later than the tenth anniversary (the fifth anniversary in the case of incentive stock options granted to a person who owns (within the meaning of section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company at the time such option is granted) from the date the option is granted, as may be determined by the Committee.

7. OPTION PRICE

    The price at which Shares may be purchased upon exercise of a particular option shall be such price as may be fixed by the Committee but in no event less than the minimum required in order to comply with any applicable law, rule or regulation and, in the case of incentive stock options, shall not be less than 100 percent, or in the case of incentive stock options granted to an optionee who is a 10 percent stockholder (within the meaning of paragraph 6 hereof), shall not be less than 110 percent, of the fair market value (as defined in paragraph 8) of such Shares on the date such option is granted.

8. STOCK AS FORM OF EXERCISE PAYMENT

    At the discretion of the Committee, a Grantee who owns Shares may be permitted to use such Shares, with the value thereof to be determined as the fair market value of such Shares on the day prior to the date of exercise of the option, to pay all or part of the option price required under the Plan. For purposes of the Plan, 'fair market value' of a Share on any given date shall be determined by the Committee as follows: (a) if the Shares are listed for trading on one or more national securities exchanges, or is traded on the automated quotation system of NASDAQ, the last reported sales price on the principal such exchange or on NASDAQ on the date in question, or if such Shares shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange or on NASDAQ on the first day prior thereto on which such Shares were so traded; or (b) if the Shares are not listed for trading on a national securities exchange or on NASDAQ, but are traded in the over-the-counter market, the closing bid price for Shares on the date in question, or if there is no such bid price for Shares on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) or (b) is applicable, by any means fair and reasonably by the Committee, which determination shall be final and binding on all parties.

9. EXERCISE OF OPTIONS

    (a) Each option granted shall be exercisable in whole or in part at any time, or from time to time, during the option period as the Committee may provide in the terms of such option; provided that the election to exercise an option shall be made in accordance with applicable federal and state laws and regulations.

    (b) No option may at any time be exercised with respect to a fractional share.

    (c) No Shares shall be delivered pursuant to the exercise of any option, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Committee to be applicable thereto, until such Shares are listed on each securities exchange on which Shares may then be listed, until, in the case of the exercise of an option, payment in full of the option price is received by the Company in cash or stock as provided in paragraph 8 and until payment in cash of any applicable withholding taxes is received by the Company. Unless prior to the exercise of the option the Shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the option to the Company to the effect that

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such Shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement, or documentation is not necessary to comply with said Act. No holder of an option, or such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such option unless and until a certificate or certificates therefor is issued in his name.

10. ACCELERATION OF VESTING

    (a) An option shall automatically be vested and immediately exercisable in full upon the occurrence of any of the following events:

        (i) Any person within the meaning of Sections 13(d) and 14(d) of the 1934 Act, other than the Company, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 51 percent or more of the combined voting power of the Company's then outstanding voting securities, unless such ownership by such person has been approved by the Board immediately prior to the acquisition of such securities by such person;

        (ii) The first day on which shares of the Company's common stock are purchased pursuant to a tender offer or exchange offer, unless such offer is made by the Company or unless such offer has been approved or not opposed by the Board;

        (iii) The stockholders of the Company have approved an agreement to merge or consolidate with or into another Company (and the Company is not the survivor of such merger or consolidation) or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation), unless the Committee has resolved that options shall not automatically vest; or

        (iv) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by the Company's stockholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

    (b) Other than upon the occurrence of any of the events described in paragraph 10(a), the Committee shall have the authority at any time or from time to time to accelerate the vesting of any individual option and to permit any stock option not theretofore exercisable to become immediately exercisable.

12. TERMINATION OF EMPLOYMENT

    (a) Except as specifically provided in this paragraph 12, if the Grantee's employment or association with the Company shall terminate for any reason before the option has vested in full, then the unvested portion of the option shall automatically terminate on the date of termination of employment or association and all rights and interests of the Grantee in and to such unvested portion shall thereupon terminate.

    (b) After the date on which an option vests, if the Grantee's employment by or association with the Company is terminated for any reason, the option shall be exercisable for the lesser of (i) three (3) months from the date of such termination or (ii) the balance of such option's term; PROVIDED, HOWEVER, that in the event that the termination is as a result of the death or disability (within the meaning of section 22(e)(3) of the Code) of the Grantee, the options held by such Grantee which were otherwise exercisable on the date of his termination of employment shall expire unless exercised by such Grantee, or, in the case of the death of a Grantee, by his heirs, legatees, or personal representatives, within a period of twelve (12) months after the date of termination of employment. In no event, however, shall any option be exercisable after ten years from the date it was granted. Nothing in the Plan or in any option shall confer upon any Grantee the right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate the employment of a

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Grantee at any time. The Committee's determination that a Grantee's employment has terminated and the date thereof shall be final and conclusive on all persons affected thereby.

    (c) The Committee may, if it determines that to do so would be in the Company's best interests, provide in a specific case or cases for the exercise of options which would otherwise terminate upon termination of employment or association with the Company for any reason, upon such terms and conditions as the Committee determines to be appropriate.

    (d) In the case of a Grantee on an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of options during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate. Leaves of absence for such period and purposes conforming to the personnel policy of the Company as may be approved by the Committee shall not be deemed terminations or interruptions of employment.

13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    (a) If Shares are hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination, or exchange of shares or the like, or dividends payable in Shares, an appropriate adjustment shall be made by the Committee in the aggregate number of Shares available under the Plan and in the number of Shares and price per Share subject to outstanding options. If the Company shall be reorganized, consolidated, or merged with another Company, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of an option shall, after the occurrence of such a corporate event, be entitled to receive upon the exercise of his option the same number and kind of Shares of stock or the same amount of property, cash, or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had exercised such option and had been, immediately prior to such event, the holder of the number of Shares covered by such option. All adjustments made pursuant to this paragraph to the terms or conditions of an incentive stock option shall be subject to the requirements of section 424 of the Code.

    (b) Any adjustment in the number of Shares shall apply proportionately to only the unexercised portion of any option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of Shares.

14. TERMINATION, MODIFICATION, AND AMENDMENT

    (a) The Plan shall terminate on January 11, 2009, which is 10 years from the earlier of the date of its adoption by the Board or the date on which the Plan is approved by the stockholders of MSGI and no option shall be granted after termination of the Plan.

    (b) The Board or the Committee may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable or appropriate, but no amendment, alteration, or discontinuation shall be made (i) which would adversely impair the rights of a participant under an option theretofore granted, without the participant's consent, or (ii) which without the approval of the shareholders of the Corporation would cause the Plan to no longer comply with Rule l6b-3 under the Securities Exchange Act of 1934,
Section 422 of the Code or any other regulatory requirements.

    (c) No termination, modification, or amendment of the Plan, may, without the consent of the Grantee, adversely affect the rights conferred by such option.

15. MISCELLANEOUS

    (a) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    (b) The Committee shall have the right to condition any grant of any option under the Plan upon the recipient's execution and delivery to the Corporation of an agreement not to compete with the

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Corporation during the recipient's employment or service with the Corporation and for such period thereafter as shall be determined by the Committee. Such covenant against competition shall be in a form satisfactory to the Committee.

    (c) Nothing in the Plan gives to any person any right to continued employment by the Corporation or to continued service as a consultant to the Corporation or limits in any way the right of the Corporation or the Corporation's shareholders at any time to terminate or alter the terms of that employment or service.

    (d) The Plan shall be governed by and construed in accordance with the laws of the State of New York.

16. EFFECTIVE DATE

    The Plan became effective on January 12, 1999 upon the adoption by the Board subject to the approval by the affirmative vote of the holders of a majority of the outstanding shares of the Company which occurred on March 29, 1999. All options granted prior to the date of such stockholder approval shall be subject to such approval.

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                                                                      APPENDIX I

                           MEDIA SERVICES GROUP, INC.
                                   PROXY CARD
                ANNUAL MEETING OF STOCKHOLDERS, FEBRUARY 7, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF MEDIA SERVICES GROUP, INC.,
     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 7, 2005.

The Board of Directors recommends a vote 'FOR' the following proposals:

1. Approval of the amendment to the Amended and Restated Articles of Incorporation to change the name of the Company to MSGI Security Solutions, Inc.

               [ ] FOR      [ ] AGAINST         [ ] ABSTAIN

2.   Election of Class I directors:
     John Gerlach

               [ ] FOR the nominee       [ ] WITHHOLD for the nominee

3. Amendment to the 1999 Stock Option Plan increasing the number of authorized shares from 62,560 to 562,560 shares:

               [ ] FOR      [ ] AGAINST         [ ] ABSTAIN

4. Approval of the issuance of 20,000 options to purchase common stock outside of the 1999 Plan.

               [ ] FOR      [ ] AGAINST         [ ] ABSTAIN

Votes MUST be indicated by placing an 'X' in one of the above boxes using black or blue ink.

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The undersigned hereby appoints J. Jeremy Barbera and Alan I. Annex, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of the undersigned in MEDIA SERVICES GROUP, INC. at the Annual Meeting of Stockholders to be held on February 7, 2005, and at any adjournment thereof, upon all subjects that may properly come before the meeting. If specific directions are not given with respect to the proposals or any other matters to be acted upon at the annual meeting and this proxy card is signed and returned, the Proxies will vote in accordance with the Board's recommendation (i.e., for the proposals) and on any other matter that may properly come before the meeting.

                               Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each Stockholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.

                               Dated: .........................................

                               By: ............................................

[ ] Check this box if you have either a change of address or comments, and please note the same on this proxy card.